As filed with the Securities and Exchange Commission on September 14, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-0560

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTMENT TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
                             IMPORTANT INFORMATION
--------------------------------------------------------------------------------


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                             September 20, 1999


Dear Fellow Shareholder:

I am writing to ask for your vote on a proposal that the Real Estate Fund's Trustees believe will benefit you and your fund over the long term.

As you know, your fund has historically sought long-term growth of capital with income as a secondary consideration. To pursue this objective, your fund's management team has focused on investment opportunities in securities of real estate companies.

Due to your fund's real estate company focus, it is more accurately classified as a sector fund. Consequently, your Trustees believe it is in shareholders' best interests to move your fund from the John Hancock Growth and Income Funds category, where the fund is currently classified, to the John Hancock Sector Funds category. This move entails a reorganization of your fund's underlying legal trust to match that of the other sector funds. This will have no federal income tax consequences to you and is intended to increase efficiency while reducing printing, registration, accounting, legal and other fees.

No Cost to Your Fund or Change in Investment Strategy
Though this proposal requires your vote, please be assured that your fund will not bear the cost for either the voting process or making the changes. In addition, this proposal does not in any way signal a change in your fund's investment strategy. Your fund's portfolio management team will continue to seek long-term growth of capital by investing in securities of real estate companies.

This proposal has been unanimously approved by your fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. It is detailed in the enclosed proxy statement, which I urge you to read thoroughly before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                             Sincerely,

                                             /s/ Edward J. Boudreau, Jr.
                                             ---------------------------
                                             Edward J. Boudreau, Jr.
                                             Chairman and CEO

                          JOHN HANCOCK REAL ESTATE FUND
                   (a series of John Hancock Investment Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 1999

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Real Estate Fund (the "fund"):

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock
       Investment Trust (Investment Trust) into a series of John Hancock Series Trust (Series Trust). Your Board of Trustees recommends that you vote FOR this proposal.

2.     Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings. Fund shareholders will not pay the costs associated with the special meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                         By order of the Board of Trustees,
                                                        /s/Susan S. Newton
                                                        ------------------
                                                                 Secretary

September 20, 1999
370PX 9/99

                               PROXY STATEMENT OF
                          JOHN HANCOCK REAL ESTATE FUND
                   (a series of John Hancock Investment Trust)

This proxy statement contains the information you should know before voting on the proposals summarized below.

Real Estate Fund will furnish without charge a copy of its annual report and most recent semiannual report to any shareholder upon request. If you would like a copy of your fund's report(s), please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by your fund's Trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock Investment Trust (Investment Trust) into a new series of John Hancock Series Trust (Series Trust).

2.    Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your fund's shareholders on or about September 20, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                            TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Purpose of the Reorganization

Your fund has historically focused its investments on securities of real estate companies. As a result, your fund typically appeals to investors seeking sector concentration. John Hancock has several other sector funds which also concentrate their investments in one or more sectors. The fund's management believes that your fund would sell better if it were offered with other John Hancock sector funds in the soon to be developed John Hancock Sector Funds' consolidated prospectus. However, there is no guarantee that your fund's assets will increase.

The fund's management expects that shareholders should ultimately benefit from an increase in the fund's asset size. An increase in asset size may increase the number of investments in the portfolio, which can mean reduced volatility through increased diversification of the fund's holdings. The portfolio manager may also be better able to meet redemption requests if the fund has more cash flow so that desirable portfolio investments do not have to be reduced to meet redemptions. An increase in your fund's asset size may also result, over time, in lower annual fund operating expenses.

All John Hancock sector funds will be offered in the same consolidated prospectus and have an October 31 fiscal year end. In order to administer and operate the funds in the consolidated prospectus efficiently, each fund must have the same fiscal year end. Therefore, before your fund is offered in the sector fund consolidated prospectus, its fiscal year end must be changed to October 31. Currently, your fund is a series of Investment Trust with a December 31 fiscal year end. To move into the sector funds' prospectus, your fund must be moved out of Investment Trust and relocated as a series of a trust that has an October 31 fiscal year end, Series Trust. The most efficient way to move your fund is by a tax-free reorganization of the type described in this proxy statement.

Based on information provided by the fund's adviser and distributor, your Board of Trustees believes that repositioning the fund as a sector fund may increase its asset size, although there is no guarantee that this will occur. Because it believes that a repositioned fund would operate more efficiently as a series of a different trust, your Board of Trustees has determined that the proposed reorganization will be in the best interest of your fund and its shareholders.

Description of Reorganization

You are being asked to approve an agreement and plan of reorganization, a copy of which is attached as Exhibit A. The agreement provides for the reorganization of your fund on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m. on October 29, 1999. At that time, your fund will transfer all of its assets to a new series of Series Trust and the new series will assume all of your fund's liabilities.

o The new series will issue to your fund a number of Class A and Class B shares identical to the number of, and with the same net asset value per share as, your fund's Class A and Class B shares, respectively. As part of the liquidation of your fund, these shares will be distributed to Class A and Class B shareholders of record of your fund on the reorganization date after the vote described below. As a result, Class A and Class B shareholders of your fund will end up as Class A and Class B shareholders, respectively, of the new series.

o Your fund, as the only shareholder of the new series will vote to approve the investment management contract between the new series and John Hancock Advisers, Inc. (JHA) and the new series' Rule 12b-1 plans. These will be identical to the existing contract and Rule 12b-1 plans.

o After the reorganization, your fund will be terminated, and its business will be carried on by the new series in the same manner as it had been carried on by your fund.

o Your fund's Board of Trustees may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if the Trustees believe that proceeding with the reorganization would no longer be advisable.


The following diagram shows how the reorganization would be carried out:


--------------------------------------------------------------------------------
 Real Estate Fund           Real Estate Fund's        New Real Estate Fund
transfers assets and      assets and liabilities      receives assets and
laibilities to New                                   assumes liabilities of
 Real Estate Fund          ------------------>          Real Estate Fund

  Class A             Class B              Issue Class B       Issue Class B
shareholders        shareholders              shares              shares



                         ------------>-----------

           Your Fund receives New Real Estate Fund Class B shares and distibutes them to your Fund's Class B Shareholders

    ---------------------------------<------------------------------------

           Your Fund receives New Real Estate Fund Class A shares and distributes them to your Fund's Class A Shareholders


--------------------------------------------------------------------------------

Governance of the Fund

If shareholders approve this proposal, the fund will be governed by Series Trust's Declaration of Trust rather than Investment Trust's Declaration of Trust. The Series Trust Declaration is substantially similar to the Investment Trust Declaration.

Since the Boards of Trustees of Investment Trust and Series Trust are comprised of the same persons, your Board of Trustees will not change as a result of the reorganization. Deloitte & Touche LLP will continue to serve as the fund's independent auditor. Brown Brothers Harriman & Co. and John Hancock Funds, Inc. (John Hancock Funds) will continue to provide custody and distribution services to the fund. The fee schedules for services provided to the new series under the contracts described above will be identical to those in effect before the reorganization.

The terms of the fund's investment management contract, Rule 12b-1 distribution plans and Rule 18f-3 multiple class plan will not change.

Your fund's investment policies and investment strategies will not change.

Shareholder Accounts and Elections

Your fund's transfer agent, John Hancock Signature Services, Inc., will establish accounts for all fund shareholders containing the appropriate number of shares of the new series received by each shareholder as a part of the reorganization. Each account will be identical in all material respects to those currently maintained by your fund for its shareholders.

Expenses of the Reorganization

JHA has agreed to bear the costs related to the reorganization for your fund and the new series.

Tax Consequences of the Reorganization

o The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (Code), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets and liabilities to the new series as described above or
     (2) the distribution by your fund of shares of the new series to your fund's shareholders;

o No gain or loss will be recognized by the new series upon the receipt of your fund's assets solely in exchange for the issuance of shares of the new series and the assumption of all of your fund's liabilities by the new series;

o The tax basis of the assets of your fund acquired by the new series will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of the new series will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for shares of the new series as part of the reorganization;

o The tax basis of shares of the new series received by your fund's shareholders in the reorganization will be the same as the tax basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the shares of the new series received by your fund's shareholders will include the tax holding period of your fund's shares surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of exchange.

                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees, including the Trustees who are not "interested persons" of the fund, the new series or JHA (the "Independent Trustees"), approved the reorganization. In particular, the Trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization.

If the required approval of shareholders is not obtained, the fund will remain as a series of Investment Trust.

The Trustees of your fund recommend that the shareholders of your fund vote for the proposal to approve the agreement and plan of reorganization.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of JHA, the fund's principal distributor, John Hancock Funds, and the fund's transfer agent, John Hancock Signature Services, Inc. or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $750 which will be paid by JHA.

The mailing address of the fund, JHA and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts 02199.

Revoking Proxies

If you have signed and returned your proxy, you may revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If you have executed a proxy but are present at the meeting and wish to vote in person, you may notify the secretary of the fund (without complying with any formalities) at any time before it is voted.

Outstanding Shares and Quorum


As of September 14, 1999, 101,172 Class A shares and no Class B shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

The fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposals described in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of
adjournment,   and  will  vote  those  proxies  against  the  proposal   against
adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholders instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund.


                                                         Percentage of
                                                         Total Outstanding
                                                         Shares of the
Name and Address of Shareholders   Class of Shares       Class of the fund
--------------------------------------------------------------------------------
John Hancock Advisers Inc.             Class A                98.84%
101 Huntington Avenue
Boston, MA.



As of September 14, 1999, the Trustees and Officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.


[LOGO] JOHN HANCOCK FUNDS                                      VOTE THIS PROXY CARD TODAY!
       A Global Investment Management Firm              YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                            THE EXPENSE OF ADDITIONAL MAILINGS


                         __                                     __
                         \/  Please detach card at perforation  \/


JOHN HANCOCK REAL ESTATE FUND                           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF JOHN HANCOCK INVESTMENT TRUST


         The undersigned holder of shares of beneficial interest of John Hancock
Real Estate Fund hereby constitutes and appoints Edward J. Boudreau, Anne C.
Hodsdon, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the Fund to be held on Wednesday, October 13, 1999 at the offices of the Fund, 101 Huntington Avenue, Boston,
Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


                                   Date: ____________________________, 1999

                                   o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

                                   o Please sign exactly as your name or names appear at
                                     left.  When signing as attorney, executor, administrator,
                                     trustee or gaurdian, please give your full title as such.

                                   o If a corporation, please sign in full corporate name by
                                     president or other authorized officer.

                                   o If a partnership, please sign in partnership name by
                                     authorized person.

                                   -----------------------------------------------------------


                                   -----------------------------------------------------------
                                   Signature(s)                                        037,137



[LOGO] JOHN HANCOCK FUNDS                                      VOTE THIS PROXY CARD TODAY!
       A Global Investment Management Firm              YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                            THE EXPENSE OF ADDITIONAL MAILINGS


                         __                                     __
                         \/  Please detach card at perforation  \/



Specify your desired action by check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of Item 1. The persons named as proxies have discretionary authority,which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.


            Please vote by filling in the appropriate box(es) below.



                                                                                      FOR            AGAINST           ABSTAIN
ITEM 1: A proposal to approve an agreement and plan of reorganization providing
        for the reorganization of John Hancock Real Estate Fund from a series of     [   ]            [   ]             [   ]
        John Hancock Investment Trust into a new series of John Hancock Series
        Trust.

                                                                         037,137